Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of AG Acquisition Group, Inc. (the “Company”) on Form 10-Q for the period ended May 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Laura Anthony, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 30, 2017	/s/ Laura Anthony
Laura Anthony
Chief Financial Officer
(principal financial officer)